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                                                                    EXHIBIT 10.3

                         ASSIGNMENT OF RENTS AND LEASES

         THIS ASSIGNMENT, made this ______ day of ______________, 2003, by NAVARRE CORPORATION, a Minnesota corporation, 7400 49th Avenue North, New Hope, MN 55428 ("Assignor"), and THE BUSINESS BANK, its successors and assigns, whose post office address is 11100 Wayzata Boulevard, Suite 150, Minnetonka, MN 55305 ("Assignee").

         FOR VALUE RECEIVED, Assignor hereby grants, transfers and assigns to Assignee, the immediate and continuing right to receive and collect the rents, income, profits and issues (collectively the "Rents") arising out of or payable from or collected from the real property ("Premises") described in Exhibit "A" attached hereto, and all leases and agreements for the leasing, use or occupancy of the Premises now, heretofore, or hereafter entered into ("Leases"), together with all guarantees therefor and all renewals and extensions thereof, together with all payments derived therefrom including but not limited to claims for the recovery of damages done to the Premises or for the abatement of any nuisance existing thereon, claims for damages resulting from default under said Leases whether resulting from acts of insolvency or acts of bankruptcy or otherwise, and lump sum payments for the cancellation of said Leases or the waiver of any obligation or term thereof prior to the expiration date and the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded for the purpose of securing the following (herein collectively referred to as the Indebtedness Secured Hereby"):

         ONE.     Payment of the indebtedness evidenced by that certain
Promissory Note ("Note") (including any extensions or renewals thereof) in the principal sum of Four Million Five Hundred and Fifty Thousand and 00/100 Dollars ($4,550,000.00) dated of even date herewith, executed and delivered by the Assignor and payable to the order of Assignee, secured by a Mortgage and Security Agreement and Fixture Financing Statement ("Mortgage") of even date herewith from Assignor to Assignee upon the Premises, filed for record in the County of Hennepin, State of Minnesota;

         TWO.     Payment of all other sums with interest thereon becoming due and payable to the Assignee herein and in the Note and Mortgage contained;

         THREE.   Performance and discharge of each and every obligation,
covenant and agreement of Assignor herein and in the Note and Mortgage contained.

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AND TO PROTECT THE SECURITY OF THIS ASSIGNMENT, ASSIGNOR AGREES:

1. Performance Of Leases. To faithfully abide by, perform and discharge each and every obligation, covenant and agreement of said Leases by lessor to be performed; to use its best efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement of said Leases by the tenants to be performed; not to borrow against, pledge, or assign any rentals due under the Leases, nor consent to a subordination or assignment of the interest of the tenants thereunder to any party other than Assignee, nor anticipate the rents thereunder for more than one (1) month in advance, nor waive, excuse, condone or in any manner release or discharge the tenants of or from their obligations, covenants, conditions and agreements to be performed, nor enter into any additional Leases of all or any part of the Premises having a term of more than one (1) year without the prior written consent of the Assignee.

2. Protect Security. At Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord thereunder, and to pay all costs and expenses of Assignee, including attorney's fees in a reasonable sum, in any such action or proceeding in which the Assignee in its sole discretion may appear.

3. Representations. Assignor represents and warrants that it is now the absolute owner of said Rents and Leases with full right and title to assign the same; that there are no outstanding assignments or pledges of the Leases or Rents; that there are no existing defaults under the provisions of any of the Leases on the part of any party to the Leases; that all obligations on the part of the landlord under any Lease have been fully complied with; that no Rents have been waived, anticipated, discounted, compromised or released and that the tenants have no defenses, setoffs, or counterclaims against Assignor.

4. Present Assignment. This Assignment shall constitute a perfected, absolute and present assignment, provided the Assignor shall at the sole discretion of Assignee have the right to collect, but not prior to accrual, all of the monthly or other regular rent payments from tenants, and to retain, use and enjoy the same unless and until an Event of Default, as defined in the Mortgage, shall occur hereunder, or under the Note, the Mortgage or under any other instrument now or hereafter securing the Note or the Indebtedness Secured Hereby. Notwithstanding the foregoing, Assignor shall have no right to collect or retain any other Rents, including but not limited to insurance or condemnation proceeds hereunder and the disposition of such proceeds, if any, shall be in accordance with the terms and conditions of the Mortgage.

5. Remedies. Upon or at any time after a default in the payment of any Indebtedness Secured Hereby or in the performance of any obligation, covenant or agreement herein or in said Note and Mortgage contained, or upon an Event of Default hereunder or under the Mortgage, or if any representation or warranty herein proves to be untrue then Assignee, without regard to waste, adequacy of the security or solvency of the Assignor, may declare all Indebtedness Secured Hereby immediately due and payable, may revoke the privilege granted Assignor hereunder to collect the Rents, and may, at its option, without notice, either:

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(a)      In person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require the Assignor to give, notice to Tenant under the Lease authorizing and directing the Tenant to pay all Rents directly to the Assignee; collect all of the Rents; enforce the payment thereof and exercise all of the rights of the Assignor under the Lease and all of the rights of the Assignee hereunder; and may enter upon, take possession of, manage and operate the Premises, or any part thereof;
         may cancel, enforce or modify the Lease, and fix or modify rents, and do any acts which the Assignee deems proper to protect the security hereof; or

(b) Apply for appointment of a receiver in accordance with the statutes and law made and provided for, which receivership Assignor hereby consents to, who shall collect the Rents; manage the Premises so as to prevent waste; execute leases within or beyond the period of receivership; perform the terms of this Assignment and apply the Rents as hereinafter provided.

It is understood and agreed that such remedies are not to be deemed to be mutually exclusive and Assignee may pursue all such remedies simultaneously.

Any Rents shall be applied in the following order: (aa) to payment of all reasonable fees of any receiver appointed hereunder, (bb) to application of Tenant's security deposits as required by Minn. Stat. Section 504B.178, (cc) to payment when due of prior or current real estate taxes or special assessments with respect to the Premises or, if the Mortgage so requires, to the periodic escrow for payment of the taxes or special assessments then due, (dd) to payment when due of premiums for insurance of the type required by the Mortgage or, if the Mortgage so requires, to the periodic escrow for the payment of premiums then due, (ee) to payment of all expenses for normal maintenance of the Premises and (ff) if received prior to any foreclosure sale to the Indebtedness Secured Hereby. If the Premises shall be foreclosed and sold pursuant to a foreclosure sale, then during the period of redemption from such foreclosure sale:

(i) If the Assignee is the purchaser at the foreclosure sale, the Rents shall be paid to the Assignee to be applied to the extent of any deficiency remaining after the sale, the balance, after payment of any deficiency, to be retained by the Assignee, and if the Premises are redeemed by the Assignor or any other party entitled to redeem, any balance so retained shall be applied as a credit against the redemption price, provided, if the Premises are not redeemed, any remaining excess Rents shall belong to the Assignee, whether or not a deficiency exists;

(ii) If the Assignee is not the purchaser at the foreclosure sale, the Rents shall be paid to the Assignee to be applied to the extent of any deficiency remaining after the sale, and the balance, after payment of any deficiency, if any, to be applied as a credit against the redemption price, provided, if the Premises are not redeemed any remaining excess rents shall be paid to the purchaser.

The entering upon and taking possession of such Premises, the appointment of a receiver, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any Event of Default, or

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         waive, modify or affect notice of Event of Default under said Mortgage or invalidate any act done pursuant to said notice, nor in any way operate to prevent the Assignee from pursuing any remedy which now or hereafter it may have under the terms and conditions of said Mortgage or the Note secured thereby or any other instruments securing the same. The rights and powers of the Assignee hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including the Assignee, shall have the right, at any time and without limitation as provided in Minn. Stat. Section 582.03, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the rate provided for in the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale.

6. No Liability For Assignee. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under the Leases nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises upon the Assignee nor for the carrying out of any of the terms and conditions of said Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger nor liable for laches or failure to collect the Rents and Assignee shall be required to account only for such moneys as are actually received by it.

7. Assignor Hold Assignee Harmless. The Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases except for the gross negligence of the Mortgagee. Should the Assignee incur any such liability, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, shall be secured hereby, shall be added to the Indebtedness Secured Hereby and Assignor shall reimburse the Assignee therefor immediately upon demand, and upon the failure of Assignor so to do the Assignee may declare all Indebtedness Secured Hereby immediately due and payable.

8. Authorization To Tenants. The tenants under the Leases are hereby irrevocably authorized and directed to recognize the claims of Assignee or any receiver appointed hereunder without investigating the reason for any action taken or the validity or the amount of indebtedness owing to the Assignee, or the existence of any Event of Default under the Note, Mortgage, or under or by reason of this Assignment, or the application to be made by the Assignee or such receiver. Assignor hereby irrevocably directs and authorizes the tenants to pay to Assignee or such receiver all sums due under the Leases and consents and directs that said sums shall be paid to any such receiver in accordance

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         with terms of its receivership or to Assignee without the necessity for a judicial determination that a default has occurred hereunder or under the Mortgage or that Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to Assignee or such receiver, the Assignor agrees that the tenants shall have no further liability to Assignor for the same. The sole signature of the Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of the Assignee or such receiver for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Premises. Checks for all or any part of the Rents collected under this Assignment shall upon notice from the Assignee be drawn to the exclusive order of the Assignee or such receiver.

9. Satisfaction. Upon the payment in full of all Indebtedness Secured Hereby as evidenced by a recorded satisfaction of the Mortgage executed by Assignee, or its subsequent assign, this Assignment shall without the need for any further satisfaction or release become null and void and be of no further effect; however, Assignee shall, upon request, execute such a satisfaction or release at Assignor's sole cost and expense.

10. Assignee Attorney-In-Fact. Assignor hereby irrevocably appoints Assignee and its successors and assigns as its agent and attorney in fact, which appointment is coupled with an interest, to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to make this Assignment and any further assignment effective.

11. Subsequent Leases. Until the Indebtedness Secured Hereby shall have been paid in full, Assignor will, upon demand, deliver to the Assignee executed copies of any and all other and future Leases upon all or any part of the said Premises and agrees to make, execute and deliver unto Assignee upon demand and at any time or times, any and all assignments and other instruments sufficient to assign the Leases and Rents thereunder to Assignee or that the Assignee may deem to be advisable for carrying out the true purposes and intent of this Assignment. From time to time on request of the Assignee the Assignor agrees to furnish Assignee with a rent roll of the Premises disclosing current tenancies, rents payable, and such other matters as Assignee may reasonably request.

12. No Mortgagee In Possession. Nothing herein contained and no actions taken pursuant to this Assignment shall be construed as constituting the Assignee a "Mortgagee in Possession".

13. Continuing Rights. The rights and powers of Assignee or any receiver appointed hereunder shall continue and remain in full force and effect until all Indebtedness Secured Hereby, including any deficiency remaining from a foreclosure sale, are paid in full, and shall continue after commencement of a foreclosure action and after foreclosure sale and until expiration of the equity of redemption, if the Assignee be the purchaser at a foreclosure sale.

14. Successors And Assigns. This Assignment and each and every covenant, agreement and provision hereof shall be binding upon the Assignor and its successors and assigns including without limitation each and every from time to time record owner of the

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         Premises or any other person having an interest therein and shall inure to the benefit of the Assignee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is a party to this Assignment.

15. Governing Law. This Assignment is intended to be governed by the laws of the State of Minnesota.

16. Validity Clause. It is the intent of this Assignment to confer to Assignee the rights and benefits hereunder to the full extent allowable by law. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Assignment.

17. Notices. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail, or equivalent, to the respective party's address as set forth hereinabove or to such other place such party may by notice in writing designate as its address shall constitute service of notice hereunder.

18. Security Deposits. The Assignor agrees that upon default under the terms of this Assignment or the Note or Mortgage, it shall transfer to the Assignee any security deposits held by Assignor under the terms of the Leases. Assignor agrees that such security deposits may be held by the Assignee and shall become the absolute property of the Assignee upon an event of default hereunder to be applied in accordance with the provisions of the Lease. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility to the tenants for any such security deposit.

         IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of the date first above written.

                                                     NAVARRE CORPORATION, a
                                                     Minnesota corporation

                                                     By ________________________

                                                     Its  ______________________

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STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF _______________  )

The foregoing instrument was acknowledged before me this _____ day of ___________________________, 2003, by ____________________________________, the
_____________________________ of Navarre Corporation, a Minnesota corporation, on behalf of the corporation.

                                             ___________________________________
                                             NOTARY PUBLIC

THIS DOCUMENT WAS DRAFTED BY:

BEST & FLANAGAN LLP
225 South Sixth Street, Suite 4000
Minneapolis, Minnesota 55402-4331
(612) 339-7121

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                                    EXHIBIT A
                                       TO
                         ASSIGNMENT OF RENTS AND LEASES

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